SUMMARY PROSPECTUS January 31, 2018

AB Credit Long/Short Portfolio

Ticker: Class A–ALASX; Class C–ALCSX; Advisor Class–ALYSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated January 31, 2018, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

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INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek absolute return over a full market cycle.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 61 of the Fund’s Prospectus, in Appendix C—Financial Intermediary Waivers of the Fund’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 126 of the Fund’s SAI.

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	.85%	.85%	.85%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None
Other Expenses:
Transfer Agent	.10%	.11%	.10%
Interest and Dividend Expense, Borrowing Costs and Brokerage Expense on Securities Sold Short	5.64%	5.78%	5.68%
Other Expenses	2.31%	2.29%	2.31%

Total Other Expenses	8.05%	8.18%	8.09%

Acquired Fund Fees and Expenses	.03%	.03%	.03%

Total Annual Fund Operating Expenses	9.18%	10.06%	8.97%

Fee Waiver and/or Expense Reimbursement(c)	(2.27)%	(2.26)%	(2.27)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)	6.91%	7.80%	6.70%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until January 31, 2019 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.24%, 1.99% and .99% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through May 6, 2015 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

(d)	If interest and dividend expense, borrowing costs and brokerage expense on securities sold short were excluded, net expenses would be as follows:

Class A	Class C	Advisor Class
1.27%	2.02%	1.02%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$1,080	$869	*	$664
After 3 Years	$2,733	$2,627		$2,358
After 5 Years	$4,251	$4,302		$3,921
After 10 Years	$7,524	$7,801		$7,315

*	If you did not redeem your shares redemption at the end of the period, your expenses would be decreased by $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

PRINCIPAL STRATEGIES

At least 80% of the Fund’s net assets will under normal circumstances be invested in long and short positions in credit-related instruments. For purposes of this 80% requirement, credit-related instruments will include any type of fixed-income security, such as corporate bonds, convertible fixed-income securities, preferred stocks, U.S. government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities, and loan participations. It is expected that a substantial portion of the Fund’s long and short positions will relate to fixed-income securities rated below investment grade (commonly known as “junk bonds”).

In selecting securities for purchase or sale by the Fund and securities for the Fund to take short positions in, the Adviser will attempt to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser will combine quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

Under normal market conditions, the net exposure of the Fund (long exposure minus short exposure) will range between 150% and -150%. For example, the Fund may hold long positions in fixed-income securities with a value equal to 95% of its net assets and hold short positions equal to 75% of its net assets, resulting in 20% net long exposure. The Fund may also take long and short positions in equity securities.

Short positions may be effectuated through derivative instruments or through conventional short sales. When the Fund sells securities short, it sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. The Adviser expects that the Fund’s long positions will be effectuated both through derivatives and actual purchases of fixed-income securities. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term, and expects to maintain a weighted average duration from negative 3 years to positive 6 years. The Fund would have a negative duration when the Adviser expects the value of the Fund’s assets to increase as interest rates rise.

While the Fund’s investments will be focused on U.S. dollar-denominated securities, the Fund may invest to a lesser extent in securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities denominated in that currency.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives to hedge foreign currency exposure.

The Fund may borrow money and enter into transactions such as reverse repurchase agreements that are similar to borrowings (in addition to the borrowing of securities inherent in short sale transactions) for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Fund will at times be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

•

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 2.65%, 4th quarter, 2016; and Worst Quarter was down -2.08%, 2nd quarter, 2017.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2017)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-9.46%	-1.32%

	Return After Taxes on Distributions	-9.64%	-1.68%

	Return After Taxes on Distributions and Sale of Fund Shares	-5.21%	-1.11%
Class C	Return Before Taxes	-7.00%	-0.87%
Advisor Class	Return Before Taxes	-5.15%	0.11%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		0.86%	0.34%

*	Inception date for all Classes is 05/7/14.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since 2014	Senior Vice President of the Adviser

Ivan Rudolph-Shabinsky	Since 2014	Senior Vice President of the Adviser

Robert Schwartz	Since 2014	Senior Vice President of the Adviser

Ashish C. Shah	Since 2014	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	None	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None
Class A shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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